Exhibit 10.3

Registration Rights Agreement, dated as of June 14, 2011, by and among Globalstar, Inc., a Delaware corporation (together with any successor entity, herein referred to as the “Issuer”), each of Globalstar Leasing, LLC, a Delaware limited liability company, Globalstar C, LLC, a Delaware limited liability company, Globalstar Security Services, LLC, a Delaware limited liability company, GSSI, LLC, a Delaware limited liability company, ATSS Canada, Inc., a Delaware corporation, Globalstar USA, LLC, a Delaware limited liability company, Spot LLC, a Colorado limited liability company, GCL Licensee, LLC, a Delaware limited liability company, GUSA Licensee, LLC, a Delaware limited liability company, Globalstar Licensee, LLC, a Delaware limited liability company, and Globalstar Brazil Holdings, L.P., a Delaware limited partnership (collectively, the “Guarantors”), and the investors party hereto (collectively, the “Investors”).

Pursuant to the Subscription Agreement, dated June 14, 2011, among the Issuer, the Guarantors and the Investors (the “Subscription Agreement”), the Investors have agreed to purchase from the Issuer and other investors may purchase from the Issuer up to an aggregate of $50,000,000 of the Issuer’s 5.0% Convertible Senior Unsecured Notes (collectively with any Additional Notes, the “Notes”) which are convertible into shares of voting common stock $0.0001 par value per share (the “Common Stock”) of the Issuer in accordance with the terms of the Notes and the Indenture.  For each $1,000 principal amount of Notes purchased, each Investor will also receive warrants to purchase 320 shares of Common Stock at a price of $1.25 per share (the “Warrants”).  The shares of Common Stock issuable upon exercise of the Warrants are referred to herein as the “Warrant Shares”, the shares of Common Stock issuable upon conversion of the Notes or any Additional Notes are referred to herein as the “Underlying Shares”, and the additional 5.0% Convertible Senior Unsecured Notes issuable in respect of interest and other amounts payable on the Notes in accordance with the Indenture and this Agreement are referred to herein as the “Additional Notes”.  The Issuer’s obligations under the Notes will be guaranteed by the Guarantors  on a subordinated basis (the “Guaranty”) pursuant to a Guaranty Agreement dated as of June 14, 2011.  The Notes, the Warrants, the Warrant Shares, the Underlying Shares, the Additional Notes and the Guaranty (together with any securities issued or issuable upon any stock split, dividend or other distribution, recapitalization or similar event with respect to any of the foregoing) are collectively referred to herein as the “Securities”.

The parties hereby agree as follows:

1.           Definitions.

As used in this Agreement, the following capitalized terms shall have the following meanings:

Additional Interest:  As defined in Section 3(a) hereof.

Additional Interest Payment Date:  Each June 15 and December 15, commencing December 15, 2011.

Affiliate:  As defined in Rule 405 under the Securities Act.

Agreement:  This Registration Rights Agreement, as amended, modified or otherwise supplemented from time to time in accordance with the terms hereof.

Business Day:  A day other than a Saturday or Sunday or a day on which banking institutions in The City of New York are authorized or required by law, regulation, or executive order to close.

Commission:  Securities and Exchange Commission.

Common Stock:  As defined in the preamble hereto.

Effectiveness Period:  As defined in Section 2(a)(iii) hereof.

Effectiveness Target Date:  As defined in Section 2(a)(ii) hereof.

Exchange Act:  means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

Guarantors: As defined in the preamble hereto together with any additional Subsidiaries of the Issuer that become party to the Guaranty in accordance with the terms of the Indenture.

Guaranty: As defined in the preamble hereto.

Holder:  A Person who owns, beneficially or otherwise, Transfer Restricted Securities.

Indemnified Holder:  As defined in Section 6(a) hereof.

Indenture:  Means the indenture dated as of April 15, 2008 between the Issuer and U.S. Bank, National Association, as trustee, as amended and supplemented by the Third Supplemental Indenture thereto dated as of June 14, 2011.

Issuer:  As defined in the preamble hereto.

Majority of Holders:  Registered Holders of a number of shares of the then outstanding Common Stock constituting Transfer Restricted Securities and an aggregate principal amount of then outstanding Notes constituting Transfer Restricted Securities, such that the sum of such shares of Common Stock and the shares of Common Stock issuable upon conversion of such Notes constitute in excess of 50% of the sum of all of the then outstanding shares of Common Stock constituting Transfer Restricted Securities and the number of shares of Common Stock issuable upon conversion of then outstanding Notes constituting Transfer Restricted Securities, in each case assuming that the Notes are then convertible and that no cash is paid upon a conversion of Notes. For purposes of the immediately preceding sentence, (i) any Holder may elect to make any request, notice, demand, objection or other action hereunder with respect to all or any portion of Transfer Restricted Securities held by it and only the portion as to which such action is taken shall be included in the numerator of the fraction described in the preceding sentence and (ii) Transfer Restricted Securities owned, directly or indirectly, by the Issuer or its Affiliates shall be deemed not to be outstanding.

New Securities:  As defined in Section 9(d).

Notes:  As defined in the preamble hereto.

Person:  Means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity, or a governmental body.

Prospectus:  The prospectus included in a Shelf Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, 430B or 430C promulgated pursuant to the Securities Act) and any other prospectus filed pursuant to Rule 424(b) under the Securities Act relating to the Shelf Registration Statement, in each case as amended or supplemented by any prospectus supplement and by all other amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

Questionnaire:  As defined in Section 2(b) hereof.

Questionnaire Deadline:  As defined in Section 2(b) hereof.

Record Holder:  With respect to any Additional Interest Payment Date, each Person who is a Holder on the record date with respect to such Additional Interest Payment Date, which record date shall be the May 31 and November 30 immediately preceding the relevant June 15 or December 15 Additional Interest Payment Date, respectively.

Registration Default:  As defined in Section 3(a) hereof.

Securities:  As defined in the preamble hereto.

Securities Act:  Securities Act of 1933, as amended, and the rules and resolutions of the Commission promulgated thereunder.

Shelf Filing Deadline: As defined in Section 2(a)(i) hereof.

Shelf Registration Statement:  As defined in Section 2(a)(i) hereof.

Subscription Agreement:  As defined in the preamble hereto.

Suspension Notice:  As defined in Section 4(c) hereof.

Suspension Period:  As defined in Section 4(b)(i) hereof.

TIA:  Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission thereunder, in each case, as in effect on the date the Indenture is qualified under the TIA.

Transfer Restricted Securities:  Each of the Securities and New Securities until the earliest of, in the case of any such Security or New Security:

(i)           the date on which such Security, together with all other Securities held by the holder thereof (or held by any other holder who is required to aggregate ownership of securities with such holder for purposes of determining volume limitations under Rule 144 promulgated under the Securities Act) and all shares of Common Stock or New Securities issued or issuable upon exercise or conversion thereof, may be sold and transferred immediately without restriction (including, without limitation, volume limitations, manner of sale requirements, requirements as to current public information of the Issuer or notice filings by such holder) pursuant to Rule 144 under the Securities Act (or any other successor rule under the Securities Act then in force);

(ii)          the date on which such Security or New Security issued upon conversion thereof has been effectively registered under the Securities Act with the Shelf Registration Statement and sold pursuant thereto; or

(iii)         the date when such Security or New Security issued upon conversion has ceased to be outstanding (whether as a result of repurchase and cancellation, conversion or otherwise).

Underwritten Registration:  A registration in which Notes of the Issuer are sold to an underwriter for reoffering to the public.

2.            Shelf Registration.

(a)           The Issuer and the Guarantors shall:

(i)           Promptly following the date hereof and in no event later than 20 days after the date hereof (the “Shelf Filing Deadline”), cause to be filed with the Commission a registration statement on Form S-3, to the extent available, for a secondary offering to be made on a continuous basis pursuant to Rule 415 under the Securities Act (together with any amendments thereto and including any documents incorporated by reference therein, collectively the “Shelf Registration Statement”), which Shelf Registration Statement shall provide for resales of all Transfer Restricted Securities held by Holders that have provided the information required pursuant to the terms of Section 2(b) hereof;

(ii)          use best efforts to cause the Shelf Registration Statement to become effective as promptly as is practicable, but in no event later than 70 days after the date of the filing of the Shelf Registration Statement (the “Effectiveness Target Date”); and

(iii)         use best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 4(b) hereof to the extent necessary to ensure that it (A) is available for resales by the Holders of Transfer Restricted Securities entitled to the benefit of this Agreement and (B) conforms with the requirements of this Agreement and the Securities Act for a period (the “Effectiveness Period”) ending on the earliest of:

(1)           the date when all Transfer Restricted Securities are registered under the Shelf Registration Statement and sold pursuant thereto;

(2)           the date when all Transfer Restricted Securities have ceased to be outstanding (whether as a result of repurchase and cancellation, conversion, exercise or otherwise) and no Transfer Restricted Securities are issuable upon the exercise or conversion of any outstanding securities; or

(3)           the second anniversary of the date which the Shelf Registration Statement first becomes effective.

(b)           To have its Transfer Restricted Securities included in the Shelf Registration Statement pursuant to this Agreement, each Holder shall complete the Selling Securityholder Notice and Questionnaire, the form of which is contained in Annex A to this Agreement relating to the Securities (the “Questionnaire”).  The Issuer shall provide the Questionnaire to each Holder on the date hereof and, with respect to any subsequent Holder, the Issuer shall provide the Questionnaire to each such Holder not less than 20 days (but not more than 40 days) prior to the time the Issuer intends in good faith to have the Shelf Registration Statement (or any amendment thereto) declared effective by the Commission.  Holders are required to complete and deliver the Questionnaire to the Issuer within 10 Business Days prior to the effectiveness of the registration statement (the “Questionnaire Deadline”) in order to be named as selling securityholders in the Prospectus at the time that the Shelf Registration Statement is declared effective.  Upon receipt of a Questionnaire from a Holder on or prior to the Questionnaire Deadline, the Issuer shall include such Holder’s Transfer Restricted Securities in the Shelf Registration Statement and the Prospectus. In addition, promptly upon the request of a Holder given to the Issuer at any time, the Issuer shall deliver a Questionnaire to such Holder.  Any Holder that does not complete and deliver a Questionnaire prior to the Questionnaire Deadline may not be named as a selling securityholder in the Shelf Registration Statement at the time that the Shelf Registration Statement is declared effective.  Upon receipt of a completed Questionnaire from a Holder who did not complete and deliver a Questionnaire prior to the Questionnaire Deadline, the Issuer and the Guarantors shall, within 10 Business Days of such receipt, file such amendments to the Shelf Registration Statement or supplements to a related Prospectus as are necessary to permit such Holder to deliver such Prospectus to transferees of Transfer Restricted Securities; provided, that if a post-effective amendment to the Shelf Registration Statement is required the Issuer and the Guarantors shall not be obligated to file more than one amendment for all such Holders in any one fiscal quarter unless the aggregate principal amount of all Transfer Restricted Securities requested to be included in such amendment or supplement by all such Holders exceeds $10,000,000.

The Issuer will give notice to all Holders of the effectiveness of the Shelf Registration Statement by issuing a press release to Business Wire or PR Newswire.

(c)           Upon receipt of a written request for additional information from the Issuer, each Holder who intends to be named as a selling securityholder in the Shelf Registration Statement shall furnish to the Issuer in writing, within five Business Days after such Holder’s receipt of such request, such additional information regarding such Holder and the proposed distribution by such Holder of its Transfer Restricted Securities, in connection with the Shelf Registration Statement or Prospectus or Preliminary Prospectus included therein and in any application to be filed with or under state securities law, as the Issuer may reasonably request.  In connection with all such requests for information from Holders of Transfer Restricted Securities, the Issuer shall notify such Holders of the requirements set forth in this paragraph regarding their obligation to provide the information requested pursuant to this Section 2.  Each Holder as to which the Shelf Registration Statement is being effected agrees to furnish promptly to the Issuer all information required to be disclosed in order to make information previously furnished to the Issuer by such Holder in the Questionnaire not materially misleading.

3.            Additional Interest.

(a)           If:

(i)           the Shelf Registration Statement is not filed with the Commission prior to or on the Shelf Filing Deadline;

(ii)          the Shelf Registration Statement has not been declared effective by the Commission prior to or on the Effectiveness Target Date;

(iii)         except as provided in Section 4(b)(i) hereof, the Shelf Registration Statement is filed and declared effective but, at any time during the Effectiveness Period, shall cease, for any reason, to be continuously effective and usable for its intended purpose; or

(iv)        Suspension Periods exceed an aggregate of 30 days in any 90 day period or 60 days in any 360 day period,

(each such event referred to in foregoing clauses (i) through (iv), a “Registration Default”), the Issuer and the Guarantors jointly and severally hereby agree to pay additional interest (“Additional Interest”) with respect to Notes that are Transfer Restricted Securities from and including the day following the Registration Default to but excluding the day on which the Registration Default has been cured, accruing at a rate, to each Record Holder of Notes, (x) with respect to a Registration Default under clause (i) equal to 2.0% per annum of the principal amount of the Notes and (y) with respect to a Registration Default under clauses (ii)-(iv) equal to 1.0% per annum of the principal amount of the Notes; provided that in no event shall Additional Interest accrue at an aggregate rate per year exceeding 2.0% of the principal amount of the Notes and provided further that Additional Interest with respect to such Notes shall not accrue under more than one of the foregoing clauses (i), (ii), (iii) and (iv) at any one time.  No Additional Interest shall be payable on (i) any Notes that have been converted into shares of Common Stock or such Common Stock or (ii) any Warrants or any shares of Common Stock issued upon exercise of such Warrants.

(b)           All accrued Additional Interest shall be paid in arrears to Record Holders by the Issuer or the Guarantors on each Additional Interest Payment Date in the form of Additional Notes in accordance with the Indenture, and Additional Interest will not be paid in cash under any circumstances.  Following the cure of all Registration Defaults relating to any particular Notes, the accrual of Additional Interest with respect to such Notes will cease.  The Issuer and the Guarantors agree to deliver all notices, certificates and other documents contemplated by the Indenture in connection with the payment of Additional Interest.

All obligations of the Issuer and the Guarantors set forth in this Section 3 that are outstanding with respect to any Transfer Restricted Security at the time such security ceases to be a Transfer Restricted Security shall survive until such time as all such obligations with respect to such Transfer Restricted Security shall have been satisfied in full.  The Additional Interest set forth above shall be in addition to any other remedy available at law or in equity to the Holders of Transfer Restricted Securities for a Registration Default or other breach of this Agreement.

4.            Registration Procedures.

(a)           In connection with the registration of the Transfer Restricted Securities, the Issuer and the Guarantors shall comply with all the provisions of Section 4(b) hereof and shall use their best efforts to effect such registration to permit the sale of the Transfer Restricted Securities being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto, shall as expeditiously as possible prepare and file with the Commission a Shelf Registration Statement relating to the registration on Form S-3, if available, and otherwise on any appropriate form under the Securities Act.  In the event that Form S-3 is not available for the registration of the Transfer Restricted Securities, the Issuer and the Guarantors shall (i) register the resale of the Transfer Restricted Securities on another appropriate form reasonably acceptable to the Holders and (ii) undertake to register the Transfer Restricted Securities on Form S-3 promptly after such form is available; provided that the Issuer and the Guarantors shall maintain the effectiveness of the Shelf Registration Statement then in effect until such time as a Shelf Registration Statement on Form S-3 covering the Transfer Restricted Securities has been declared effective by the Commission.

(b)           In connection with the Shelf Registration Statement and any Prospectus required by this Agreement to permit the sale or resale of Transfer Restricted Securities, the Issuer and the Guarantors shall:

(i)           Use best efforts to keep the Shelf Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Shelf Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for resale of Transfer Restricted Securities during the Effectiveness Period, the Issuer and the Guarantors shall file promptly an appropriate amendment to the Shelf Registration Statement, a supplement to the Prospectus or a report filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act, in the case of clause (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use their best efforts to cause such amendment to be declared effective and the Shelf Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.  Notwithstanding the foregoing, the Issuer may suspend the effectiveness of the Shelf Registration Statement by written notice to the Holders for a period not to exceed an aggregate of 30 days in any 90-day period (each such period, a “Suspension Period”) and not to exceed an aggregate of 60 days in any 360-day period if:

(x)   an event occurs and is continuing as a result of which the Shelf Registration Statement would, in the Issuer’s reasonable judgment, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and

(y)   the board of directors of the Issuer determines, by written resolution, that the disclosure of such event at such time would have a material adverse effect on the business of the Issuer.

(ii)          Prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A, 430B and 430C under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Shelf Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the sellers thereof set forth in the Shelf Registration Statement or supplement to the Prospectus; provided, however, that in no event will such method(s) of distribution take the form of an underwritten offering without the prior written agreement of the Issuer.

(iii)         Advise the selling Holders promptly (but in any event within five Business Days) in the case of clauses (A), (B) and (C), and immediately in the case of clause (D) by delivery of the notice contemplated by Section 4(c), and, if requested by such Persons, to confirm such advice in writing:

(A)           when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Shelf Registration Statement or any post-effective amendment thereto, when the same has become effective,

(B)      of any request by the Commission for amendments to the Shelf Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

(C)      of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification of the Transfer Restricted Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

(D)      of the existence of any fact or the happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Shelf Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Shelf Registration Statement or the Prospectus in order to make the statements therein not misleading.

If at any time the Commission shall issue any stop order suspending the effectiveness of the Shelf Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or exemption from qualification of the Transfer Restricted Securities under state securities or Blue Sky laws, the Issuer and the Guarantors shall use their best efforts to obtain the withdrawal or lifting of such order at the earliest possible time and will provide to the Investors and each Holder who is named in the Shelf Registration Statement prompt notice of the withdrawal of any such order.

(iv)        Furnish to each selling Holder upon their request, without charge, at least one copy of the Shelf Registration Statement, as first filed with the Commission, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such Person may request).

(v)         Deliver to each selling Holder, without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons reasonably may request; subject to any notice by the Issuer in accordance with Section 4(c) of the existence of any fact or event of the kind described in Section 4(b)(iii) (D), the Issuer and the Guarantors hereby consent to the use (in accordance with applicable law) of the Prospectus and any amendment or supplement thereto by each of the selling Holders in connection with the offering and the sale of the Transfer Restricted Securities covered by the Prospectus or any amendment or supplement thereto.

(vi)        Before any public offering of Transfer Restricted Securities, cooperate with the selling Holders and their respective counsel in connection with the registration and qualification of the Transfer Restricted Securities under the securities or Blue Sky laws of such jurisdictions in the United States as the selling Holders may reasonably request and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Transfer Restricted Securities covered by the Shelf Registration Statement; provided, however, that neither the Issuer nor the Guarantors shall be required (A) to register or qualify as a foreign corporation or a dealer of securities where it is not now so qualified or to take any action that would subject it to the service of process in any jurisdiction where it is not now so subject or (B) to subject itself to taxation in any such jurisdiction if it is not now so subject.

(vii)       Use their best efforts to cause the Transfer Restricted Securities covered by the Shelf Registration Statement to be registered with or approved by such other U.S. governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the disposition of such Transfer Restricted Securities.

(viii)      if any fact or event contemplated by Section 4(b)(iii)(D) hereof shall exist or have occurred, use their best efforts to prepare a supplement or post-effective amendment to the Shelf Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Transfer Restricted Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

(ix)         Provide CUSIP numbers for all Transfer Restricted Securities not later than the effective date of the Shelf Registration Statement and provide the Trustee under the Indenture with certificates for the Securities that are in a form eligible for deposit with The Depository Trust Company.

(x)          Otherwise use their best efforts to comply with all applicable rules and regulations of the Commission and all reporting requirements under the Exchange Act.

(xi)         Cause the Indenture to be qualified under the TIA not later than the effective date of the Shelf Registration Statement required by this Agreement, and, in connection therewith, cooperate with the Trustee and the holders of Notes to effect such changes to the Indenture as may be required for such Indenture to be so qualified in accordance with the terms of the TIA; and execute and use their best efforts to cause the Trustee thereunder to execute all documents that may be required to effect such changes and all other forms and documents required to be filed with the Commission to enable such Indenture to be so qualified in a timely manner.

(xii)        Cause all Transfer Restricted Securities covered by the Shelf Registration Statement to be listed or quoted, as the case may be, on each securities exchange or automated quotation system on which similar securities issued by the Issuer are then listed or quoted.

(xiii)       Provide to each Holder upon written request each document filed with the Commission pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Shelf Registration Statement.

(c)           Each Holder agrees by acquisition of a Transfer Restricted Security that, upon receipt of any notice (a “Suspension Notice”) from the Issuer of the existence of any fact of the kind described in Section 4(b)(iii)(D) hereof, such Holder will forthwith discontinue disposition of Transfer Restricted Securities pursuant to the Shelf Registration Statement until:

(i)           such Holder has received copies of the supplemented or amended Prospectus contemplated by Section 4(b)(xiii) hereof; or

(ii)          such Holder is advised in writing by the Issuer that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings that are incorporated by reference in the Prospectus.

If so directed by the Issuer, each Holder will deliver to the Issuer (at the Issuer’s expense) all copies, other than permanent file copies then in such Holder’s possession, of the Prospectus covering such Transfer Restricted Securities that was current at the time of receipt of such notice of suspension.

5.            Registration Expenses.

(a)           All expenses incident to the performance of or compliance with this Agreement by the Issuer and the Guarantors shall be borne by the Issuer and the Guarantors regardless of whether a Shelf Registration Statement becomes effective, including, without limitation:

(i)           all registration and filing fees and expenses;

(ii)          all fees and expenses of compliance with federal securities and state Blue Sky or securities laws;

(iii)         all expenses of printing (including printing of Prospectuses and certificates for the Common Stock and Common Stock to be issued upon conversion of the Notes) and the expenses of the Issuer and the Guarantors for messenger and delivery services and telephone;

(iv)        all fees and disbursements of counsel to the Issuer and the Guarantors and, subject to Section 5(b) below, the Holders of Transfer Restricted Securities; and

(v)         all fees and disbursements of independent certified public accountants of the Issuer and the Guarantors (including the expenses of any special audit and comfort letters required by or incident to such performance).

The Issuer and the Guarantors shall bear their internal expenses (including, without limitation, all salaries and expenses of their officers and employees performing legal, accounting or other duties), the expenses of any annual audit and the fees and expenses of any Person, including special experts, retained by the Issuer and the Guarantors.

(b)           In connection with the Shelf Registration Statement required by this Agreement, including any amendment or supplement thereto, and any other documents delivered to any Holders, the Issuer and the Guarantors shall reimburse the Investors and the Holders of Transfer Restricted Securities being registered pursuant to the Shelf Registration Statement, as applicable, for the reasonable fees and disbursements of not more than one counsel as may be chosen by a Majority of Holders for whose benefit the Shelf Registration Statement is being prepared.  The Issuer and the Guarantors shall not be required to pay any underwriting discount, commission or similar fee related to the sale of any securities.

6.            Indemnification and Contribution.

(a)           The Issuer and the Guarantors shall jointly and severally indemnify and hold harmless each Holder, such Holder’s officers, directors, Affiliates, members, managers, stockholders, partners and employees and each person, if any, who controls such Holder within the meaning of the Securities Act or the Exchange Act and the officers, directors, Affiliates, members, managers, stockholders, partners and employees each such controlling person (each, an “Indemnified Holder”), from and against any loss, claim, damage, cost, expense or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to resales of the Transfer Restricted Securities), to which such Indemnified Holder may become subject, insofar as any such loss, claim, damage, cost, expense, liability or action arises out of, or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made) not misleading, and shall reimburse each Indemnified Holder promptly upon demand for any legal or other expenses reasonably incurred by such Indemnified Holder in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither the Issuer nor any of the Guarantors shall be liable to a Holder in any such case to the extent, and only to the extent, that any such loss, claim, damage, cost, expense, liability or action arises solely out of, or is based solely upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or amendment or supplement thereto in reliance upon and in conformity with written information regarding such Holder furnished to the Issuer by or on behalf of such Holder specifically for use in the Shelf Registration Statement; provided, further, that the Issuer and the Guarantors shall not be liable for any loss, claim, damage, cost, expense or liability to the extent that it arises from (1) a sale of Transfer Restricted Securities occurring during a Suspension Period, provided that the Issuer shall have delivered to such Holder a Suspension Notice with respect to such Suspension Period prior to such sale or (2) an untrue statement or omission or alleged untrue statement or omission of a material fact contained in a Prospectus, if (w) the Issuer and the Guarantors had notified such Holder of such untrue statement or omission or alleged untrue statement or omission prior to the Holder’s first use of the Prospectus, (x) the Holder failed to deliver, at or prior to the written confirmation of sale, a Prospectus that was amended or supplemented, (y) such Prospectus, as amended or supplemented, would have corrected the untrue statement or omission or alleged untrue statement or omission and (z) the Prospectus, as amended or supplemented, had been delivered to such Holder prior to the time of the Holder’s first use of the Prospectus.  The foregoing indemnity agreement is in addition to any liability which the Issuer and the Guarantors may otherwise have to any Indemnified Holder.

(b)           Each Holder, severally and not jointly, shall indemnify and hold harmless the Issuer, the Guarantors, their officers, directors and employees and each person, if any, who controls the Issuer or any Guarantors within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Issuer, any Guarantors or any such officer, director, employee or controlling person may become subject, insofar as any such loss, claim, damage or liability or action arises solely out of, or is solely based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Shelf Registration Statement or Prospectus or any amendment or supplement thereto or (ii) the omission or the alleged omission to state therein any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus only, in the light of the circumstances under which they were made) not misleading, but in each case only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information regarding such Holder furnished to the Issuer by or on behalf of such Holder (or its related Indemnified Holder) specifically for use in the Shelf Registration Statement, and shall reimburse the Issuer, the Guarantors and any such officer, director, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by the Issuer, the Guarantors or any such officer, director, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that any Holder may otherwise have to the Issuer, the Guarantors and any such officer, employee or controlling person.  In no event shall the liability of any Holder (together with any of its related Indemnified Holders) under this Section 6 exceed the dollar amount of the net proceeds actually received by such Holder from the sale of the Transfer Restricted Securities giving rise to such indemnification or contribution obligation.

(c)           Promptly after receipt by an indemnified party under this Section 6 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 6 except to the extent it has been materially prejudiced by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, if the counsel selected by the indemnifying party is satisfactory to the indemnified party then the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that a Majority of Holders shall have the right to employ a single counsel to represent jointly a Majority of Holders and their respective related Indemnified Holders who may be subject to liability arising out of any claim in respect of which indemnity may be sought by a Majority of Holders against the Issuer under this Section 6, if a Majority of Holders seeking indemnification shall have been advised by legal counsel that there may be one or more legal defenses available to them and their respective officers, employees and controlling persons that are different from or additional to those available to the Issuer, the Guarantors and their officers, directors, employees and controlling persons, the fees and expenses of a single separate counsel shall be paid by the Issuer and the Guarantors.  No indemnifying party shall:

(i)           without the prior written consent of the indemnified parties settle or compromise or consent  (which consent shall not be unreasonably withheld) to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution is or may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to the fault or culpability of any indemnified party, or

(ii)          be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss, claim, damage, cost, expense, action or liability by reason of such settlement or judgment.

(d)          If the indemnification provided for in this Section 6 shall for any reason be unavailable or insufficient to hold harmless an indemnified party under Section 6(a) or 6(b) in respect of any loss, claim, damage cost, expense or liability (or action in respect thereof) referred to therein, each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage, cost, expense or liability (or action in respect thereof):

(i)            in such proportion as is appropriate to reflect the relative benefits received by the Issuer and the Guarantors from the offering and sale of the Transfer Restricted Securities giving rise to such liability on the one hand and a Holder with respect to the sale by such Holder of the Transfer Restricted Securities giving rise to such liability on the other, or

(ii)          if the allocation provided by clause (6)(d)(i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 6(d)(i) but also the relative fault of the Issuer and the Guarantors on the one hand and the Holders on the other in connection with the statements or omissions or alleged statements or alleged omissions that resulted in such loss, claim, damage, cost, expense or liability (or action in respect thereof), as well as any other relevant equitable considerations.

The relative benefits received by the Issuer and the Guarantors on the one hand and a Holder on the other with respect to such offering and such sale shall be deemed to be in the same proportion as the total net proceeds from the offering of the Securities purchased under the Subscription Agreement (net of discounts and commissions but before deducting expenses) received by the Issuer and the Guarantors on the one hand, bear to the total proceeds received by such Holder with respect to its sale of Transfer Restricted Securities giving rise to such liability on the other.  The relative fault of the parties shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Issuer and the Guarantors on the one hand or such Holder on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The Issuer, the Guarantors and each Holder agree that it would not be just and equitable if the amount of contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to in the first sentence of this paragraph (d).  The amount paid or payable by an indemnified party as a result of the loss, claim, damage, cost, expense or liability, or action in respect thereof, referred to above in this Section 6 shall be deemed to include, for purposes of this Section 6, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending or preparing to defend any such action or claim.  Notwithstanding the provisions of this Section 6, no Holder shall be required to contribute any amount in excess of the amount by which the net proceeds received by such Holder from the sale under the Shelf Registration Statement of the Transfer Restricted Securities giving rise to such liability exceeds the amount of any damages which such Holder has otherwise been required to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Holders’ obligations to contribute as provided in this Section 6(d) are several and not joint.

7.            Rule 144A. In the event the Issuer is not subject to Section 13 or 15(d) of the Exchange Act, the Issuer hereby agrees with each Holder, for so long as any Transfer Restricted Securities remain outstanding, to make available to any Holder or beneficial owner of Transfer Restricted Securities in connection with any sale thereof and any prospective purchaser of such Transfer Restricted Securities from such Holder or beneficial owner, the information required by Rule 144A(d)(4) under the Securities Act in order to permit resales of such Transfer Restricted Securities pursuant to Rule 144A to the extent otherwise applicable.

8.            Participation in Underwritten Registrations. No Holder may participate in any Underwritten Registration hereunder.

9.            Miscellaneous.

(a)           Remedies.  The Issuer and the Guarantors acknowledge and agree that any failure by the Issuer and the Guarantors to comply with its obligations under Section 2 hereof may result in material irreparable injury to the Investors or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Investors or any Holder shall be entitled to obtain such relief as may be required to specifically enforce the obligations of the Issuer and the Guarantors under Section 2 hereof.  The Issuer and the Guarantors further agree to waive the defense in any action for specific performance that a remedy at law would be adequate.

(b)           Adjustments Affecting Transfer Restricted Securities.  The Issuer and the Guarantors shall not take any action with the primary purpose of adversely affecting the ability of the Holders of the Transfer Restricted Securities as a class to include such Transfer Restricted Securities in a registration undertaken pursuant to this Agreement.

(c)           No Inconsistent Agreements.  The Issuer and the Guarantors will not, on or after the date of this Agreement, enter into, any agreement that is inconsistent with the rights granted to the Investors or the Holders under this Agreement or otherwise conflicts with the provisions hereof.  In addition, the Issuer and the Guarantors shall not grant to any of their security holders (other than the Holders of Transfer Restricted Securities in such capacity) the right to include any securities in the Shelf Registration Statement provided for in this Agreement other than the Transfer Restricted Securities. The Issuer and the Guarantors have not previously entered into any agreement (which has not expired or been terminated) granting any registration rights with respect to its securities to any Person which rights conflict with the provisions hereof.

(d)           Amendments and Waivers.  Except as provided in the next paragraph, this Agreement may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of each of the Investors party hereto or such greater percentage of the Holders as required by the Indenture.

In the event of a merger or consolidation or sale, assignment, conveyance, transfer, lease or other disposition of all or substantially all of the properties and assets of the Issuer and its subsidiaries on a consolidated basis, the Issuer and the Guarantors shall procure the assumption of their obligations under this Agreement (which it is understood and agreed shall include the registration of any other securities into which any of the Securities have become exchangeable or convertible (the “New Securities”) on substantially the same terms as provided for the registration of the Transfer Restricted Securities) by the Person (if other than the Issuer) formed by such consolidation or into which the Issuer and the Guarantors are merged or the Person who acquires by sale, assignment, conveyance, transfer, lease or other disposition all or substantially all of the properties and assets of the Issuer and its subsidiaries on a consolidated basis and this Agreement may be amended, modified or supplemented without the consent of any Holders to provide for such assumption of the Issuer’s and the Guarantors’ obligations hereunder (including the registration of any New Securities) on terms no less favorable to the Holders than are provided for in this Agreement.  Without the consent of each Holder of Notes, no amendment or modification may change the provisions relating to Registration Defaults, including the payment of Additional Interest during the pendency of a Registration Default, or the time periods in which a registration of the Securities is required to be filed, become effective or be maintained.

Each Holder of Transfer Restricted Securities outstanding at the time of any amendment, modification, supplement, waiver or consent or thereafter shall be bound by any amendment, modification, supplement, waiver or consent effected pursuant to this Section 9(d), whether or not any notice, writing or marking indicating such amendment, modification, supplement, waiver or consent appears on the Transfer Restricted Securities or is delivered to such Holder.

(e)           Notices.  All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail (registered or certified, return receipt requested), telex, facsimile transmission, or air courier guaranteeing overnight delivery:

(i)           if to a Holder, at the address set forth on the records of the registrar under the Indenture or the transfer agent of the Common Stock, as the case may be; and

(ii)          if to the Issuer or the Guarantors:

Globalstar, Inc.
300 Holiday Square Boulevard
Covington, LA 70433
Attention:  Chief Financial Officer
Telephone:  985-335-1500
Facsimile: 985-335-1710

With a copy to:

Taft Stettinius & Hollister LLP
425 Walnut Street, Suite 1800
Cincinnati, Ohio 45202-3957
Attention:  Gerald S. Greenberg, Esq.
Telephone:  513-357-9670
Facsimile:  513-381-0205

All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five Business Days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt acknowledged, if transmitted by facsimile; and on the next Business Day, if timely delivered to an air courier guaranteeing overnight delivery.

(f)           Successors and Assigns.  This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including without limitation and without the need for an express assignment, subsequent Holders of Transfer Restricted Securities; provided, however, that (i) this Agreement shall not inure to the benefit of or be binding upon a successor or assign of a Holder unless and to the extent such successor or assign acquired Transfer Restricted Securities from such Holder and (ii) nothing contained herein shall be deemed to permit any assignment, transfer or other disposition of Transfer Restricted Securities in violation of the terms of the Subscription Agreement or the Indenture.  If any transferee of any Holder shall acquire Transfer Restricted Securities, in any manner, whether by operation of law or otherwise, such Transfer Restricted Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Transfer Restricted Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

(g)          Counterparts.  This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

(h)          Securities Held by the Issuer or Its Affiliates.  Whenever the consent or approval of Holders of a specified percentage of Transfer Restricted Securities is required hereunder, Transfer Restricted Securities held by the Issuer or its Affiliates shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

(i)           Headings.  The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(j)           Governing Law.  This Agreement shall be governed by, and construed in accordance with, the law of the State of New York.

(k)           Severability.  If  any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

(l)           Entire Agreement.  This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein.  There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Issuer and the Guarantors with respect to the Transfer Restricted Securities.  This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

In Witness Whereof, the parties have executed this Agreement as of the date first written above.

GLOBALSTAR, INC.

By:	/s/ Peter J. Dalton
Name: Peter J. Dalton
Title: Chief Executive Officer

GLOBALSTAR LEASING LLC

By:	/s/ James F. Lynch
Name: James F. Lynch
Title: Treasurer

GLOBALSTAR C LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GLOBALSTAR SECURITY SERVICES
LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GSSI, LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

Signature Page to Registration Rights Agreement

ATSS CANADA, INC.

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GLOBALSTAR USA, LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

SPOT LLC

By:	/s/ Peter J. Dalton
Name: Peter J. Dalton
Title: President

GLOBALSTAR BRAZIL HOLDINGS,
L.P.

By:	/s/ Dirk J. Wild
Name: Dirk J. Wild
Title: Treasurer

GLOBALSTAR LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

GCL LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

Signature Page to Registration Rights Agreement

GUSA LICENSEE LLC

By:	/s/ Anthony J. Navarra
Name: Anthony J. Navarra
Title: President

INVESTOR:

THERMO FUNDING COMPANY LLC

By:	/s/ James Monroe III
Name: James Monroe III
Title: Manager

Signature Page to Registration Rights Agreement

INVESTOR:

STARKSAT INC.

By:	/s/ Brian H. Davidson
Name: Brian H. Davidson
Title:Vice President

Signature Page to Registration Rights Agreement

Annex A

GLOBALSTAR, INC.

NOTICE OF REGISTRATION STATEMENT
AND
FORM OF SELLING SECURITYHOLDER ELECTION AND QUESTIONNAIRE

NOTICE

Reference is made to the Registration Rights Agreement dated as of June 14, 2011 (the “Registration Rights Agreement”) between Globalstar, Inc. (the “Company”) the Guarantors party thereto, and the Investors party thereto.  Capitalized terms used herein and not defined herein have the meanings assigned to them in the Registration Rights Agreement.  The Company has filed, or intends shortly to file, with the Securities and Exchange Commission (the “Commission”) a registration statement on Form S-3 or such other Form as may be available (the “Registration Statement”) for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the “Securities Act”), of certain Transfer Restricted Securities in accordance with the terms of the Registration Rights Agreement.

To sell or otherwise dispose of any Transfer Restricted Securities pursuant to the Registration Statement, a beneficial owner of Transfer Restricted Securities generally will be required to be named as a selling securityholder in the related Prospectus, deliver a Prospectus to purchasers of Transfer Restricted Securities, be subject to certain civil liability provisions of the Securities Act as a selling securityholder and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification rights and obligations, as described below). To be included in the Registration Statement, this Election and Questionnaire must be completed, executed and delivered to the Company at the address set forth herein for receipt PRIOR TO OR ON 20 days from the receipt hereof (the “Election and Questionnaire Deadline”). Beneficial owners that do not complete and return this Election and Questionnaire prior to the Election and Questionnaire Deadline and deliver it to the Company as provided below will not be named as selling securityholders in the Registration Statement and the related Prospectus and therefore will not be permitted to sell any Transfer Restricted Securities pursuant to the Registration Statement.

Certain legal consequences arise from being named as a selling securityholder in the Registration Statement and the related Prospectus. Accordingly, holders and beneficial owners of Transfer Restricted Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Registration Statement and the related Prospectus.

ELECTION

The undersigned holder (the “Selling Securityholder”) of Transfer Restricted Securities hereby elects to include in the Registration Statement the Transfer Restricted Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3). The undersigned, by signing and returning this Election and Questionnaire, understands that it will be bound with respect to such Transfer Restricted Securities by the terms and conditions of this Election and Questionnaire and the Registration Rights Agreement.

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Pursuant to the Registration Rights Agreement, the Selling Securityholder has agreed, subject to the conditions and limitations specified therein, to indemnify and hold harmless the Company, the Guarantors, their officers, directors and employees and each person, if any, who controls the Company or the Guarantors within the meaning of the Securities Act, from and against certain losses arising in connection with statements concerning the Selling Securityholder made in the Registration Statement or the related Prospectus in reliance upon the information provided in this Election and Questionnaire.

The Selling Securityholder hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

QUESTIONNAIRE

1.           (a)           Full legal name of Selling Securityholder:

(b)         Full legal name of registered holder (if not the same as (a) above) through which Transfer Restricted Securities listed in (3) below are held:

(c)           Full legal name of DTC participant (if applicable and if not the same as (b) above) through which Transfer Restricted Securities listed in (3) are held:

2.           Address for notices to Selling Securityholders:

Telephone:

Fax:

Contact Person:

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3.           Beneficial ownership of Transfer Restricted Securities:

(a)           Type of Transfer Restricted Securities beneficially owned, and principal amount of Notes or number of shares of Common Stock, as the case may be, beneficially owned:

(b)           CUSIP No(s). of such Transfer Restricted Securities beneficially owned:

4.           Beneficial ownership of the Company’s securities owned by the Selling Securityholder:

Except as set forth below in this Item (4), the undersigned is not the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) or registered owner of any securities of the Company other than the Transfer Restricted Securities listed above in Item (3) (“Other Securities”).

(a)           Type and amount of Other Securities beneficially owned by the Selling Securityholder:

(b)           CUSIP No(s). of such Other Securities beneficially owned:

5.           Relationship with the Company

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or their predecessors or affiliates) during the past three years.

State any exceptions here:

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6.           Plan of Distribution

Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Transfer Restricted Securities listed above in Item (3) pursuant to the Registration Statement only as follows (if at all). Such Transfer Restricted Securities may be sold from time to time directly by the undersigned or, alternatively, through underwriters, broker-dealers or agents. If the Transfer Restricted Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent’s commissions. Such Transfer Restricted Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve crosses or block transactions):

(i)                 on any national securities exchange or quotation service on which the Transfer Restricted Securities may be listed or quoted at the time of sale;

(ii)                in the over-the-counter market;

(iii)               in transactions otherwise than on such exchanges or services or in the over-the-counter market; or

(iv)               through the writing of options.

In connection with sales of the Transfer Restricted Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Transfer Restricted Securities and deliver Transfer Restricted Securities to close out such short positions, or loan or pledge Transfer Restricted Securities to broker-dealers that in turn may sell such securities.

State any exceptions here:

Note: In no event will such method(s) of distribution take the form of an underwritten offering of the Transfer Restricted Securities without the prior agreement of the Company.

By signing below, the Selling Securityholder acknowledges that it understands its obligation to comply, and agrees it will comply, with the provisions of the prospectus delivery and other provisions of the Securities Act and the Exchange Act and the respective rules and regulations promulgated thereunder, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Transfer Restricted Securities pursuant to the Shelf Registration Statement.

If the Selling Securityholder transfers all or any portion of the Transfer Restricted Securities listed in Item 3 above after the date on which such information is provided to the Company, the Selling Securityholder agrees to notify the transferee(s) at the time of the transfer of its rights and obligations under this Election and Questionnaire and the Registration Rights Agreement.

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By signing below, the Selling Securityholder consents to the disclosure of the information contained herein in its answers to Items (1) through (6) above and the inclusion of such information in the Registration Statement and the related Prospectus. The Selling Securityholder understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related Prospectus.

In accordance with the Selling Securityholder’s obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Registration Statement, the Selling Securityholder agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Registration Statement remains effective and any Transfer Restricted Securities referred to in Item (3) above remain unsold thereunder. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

Once this Election and Questionnaire is executed by the Selling Securityholder and received by the Company, the terms of this Election and Questionnaire and the representations and warranties contained herein shall be binding on, shall inure to the benefit of and shall be enforceable by the respective successors, heirs, personal representatives and assigns of the Company and the Selling Securityholder with respect to the Transfer Restricted Securities beneficially owned by such Selling Securityholder and listed in Item 3 above. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Election and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Beneficial Owner

Dated:	By:
Name:
Title:

Please return the completed and executed Election and Questionnaire for receipt prior to or on the 20th business day from receipt hereof to Globalstar, Inc. at:

Globalstar, Inc.
300 Holiday Square Boulevard
Covington, LA 70433
Attention: Chief Financial Officer

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